SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K/A AMENDMENT NO. 2 CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 Date of Report (Date of earliest event reported) : June 27, 1994 SHARED TECHNOLOGIES INC. . DELAWARE 0-17366 87-0424558 . (State of other (Commission (I.R.S. Employer jurisdiction of incorporation) File Number Identification No.) 100 Great Meadow Road, Suite 104 Wethersfield, CT . 06109 . (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code 203-258-2400 Total number of sequentially numbered paged in this filing, including exhibits hereto: 7 1 of 7 Item 7. Financial Statements and Exhibits. (b) Pro forma Financial Information. Amend Item 7. (b) Pro-Forma Financial Information by deleting such item in its entirety and substituting the following: Unaudited Pro Forma Financial Information for Shared Technologies Inc. filed as part of this report: Page Summary of Pro Forma Consolidated Statements of Operations 3 Pro Forma Consolidated Statement of Operations for the year ended December 31, 1993 4 Pro Forma Consolidated Statement of Operations for the six months ended June 30, 1994 5 Notes to Pro
Forma Consolidated  Statements of Operations 6             2 of 7


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 Shared Technologies Inc.
Pro Forma Statements of Operations On June 27, 1994, Shared Technologies Inc., ("STI" or the "Company"), completed its previously announced acquisition of the partnership interests of Access Telecommunication Group, L.P. ("Access") for $9,000,000, subject to certain post-closing adjustments. The $9,000,000 includes $4,000,000, paid at closing with the proceeds from the private placement sale of approximately 1,062,000 shares of the Company's Common Stock, and the issuance to the sellers of 400,000 shares of Series E preferred stock valued at $3.75 per share and 700,000 shares of Series F preferred stock valued at $5.00 per share. The following unaudited pro forma consolidated statements of operations for the year ended December 31, 1993 and the six months ended June 30, 1994 reflect the pro forma results of operations of Shared Technologies Inc. (STI) after giving effect to the acquisition of Access. The unaudited pro forma consolidated statements of operations should be read in conjunction with the consolidated financial statements of Access and STI and the related notes thereto. A pro forma consolidated balance sheet is not included herein since the assets and liabilities of Access are included in the June 30, 1994 consolidated balance sheet of STI included in STI's June 30, 1994 report on Form 10-Q.
included in STI's June 30, 1994 report on Form 10-Q.
                                          3 of 7


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


Shared Technologies Inc.

Pro-Forma Consolidated Statement of Operations

For the Year ended December 31, 1993

(Unaudited)

Shared          Access
Technologies    Telecommunication      Pro-Forma          Pro-Forma
Inc.            Group, L.P.           Adjustments        Consolidated
-------------------------------------------------------------------------------

Revenue
$25,425,806     $18,660,506                               $44,086,312

Cost of Revenue
14,514,043       14,271,884            112,000             28,897,927
----------------------------------------------------------------------

Gross Margin
10,911,763        4,388,622           (112,000)            15,188,385
----------------------------------------------------------------------

Selling, General &  Administrative expenses
 9,981,938        4,216,811            444,469             14,643,218


Operating income (Loss)
   929,825          171,811           (556,469)               545,167
----------------------------------------------------------------------

Other Expenses, net
  (519,604)         (41,301)                                 (560,905)
----------------------------------------------------------------------

Income Before Extraordinary Item
  410,221           130,510          (556,469)                (15,738)

----------------------------------------------------------------------

Extraordinary Item
 (150,000)                                                   (150,000)
----------------------------------------------------------------------

Net Income
  260,221            130,510         (556,469)                (165,738)

Preferred Stock Dividends
(344,650)                            (120,000)               (464,650)
-----------------------------------------------------------------------

Net income (Loss)  Applicable to Common Stock
($84,429)            $130,510       ($676,469)              ($630,388)
======================================================================

Net Loss per Common Share
($0.02)                                                        ($0.09)
===================                                 ==================

Weighted Average Shares Outstanding
5,132,296                                                    6,854,230
===================                             =====================

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                                                         4 of 7

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


Shared Technologies Inc.

Pro-Forma Consolidated Statement of Operations

For the Six Months ended June 30, 1994

(Unaudited)

Shared          Access
Technologies    Telecommunication  Pro-Forma          Pro-Forma
Inc.            Group, L.P.        Adjustments        Consolidated
----------------------------------------------------------------------
Revenue
$17,020,982     $9,181,183                                 $26,202,165

 Cost of Revenue
  9,329,946      6,384,373           56,000                 15,770,319
-----------------------------------------------------------------------

Gross Margin
  7,691,036      2,796,810          (56,000)                10,431,846
----------------------------------------------------------------------

Selling, General & Administrative expenses
  6,599,247      2,495,953          222,235                  9,317,435

Operating income (Loss)
  1,091,789        300,857         (278,235)                 1,114,412
----------------------------------------------------------------------

Other Expenses, net
    (131,871)       27,867                                   (104,004)
   --------------------------                    ---------------------

Net Income
     959,918       328,724         (278,235)                 1,010,408
----------------------------------------------------------------------

Preferred Stock Dividends
   (219,202)                       (60,000)                   (279,202
----------------------------------------------------------------------

Net income (Loss)  Applicable to Common Stock
  $740,716        $328,724        ($338,235)                  $731,206
=====================================================================

Net Loss per Common Share
    ($0.14)                                                      $0.10
=================                                           ==========

Weighted Average Shares Outstanding
 5,267,344                                                   7,005,907

==============                                      ==================


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                                                         5 of 7

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Shared Technologies Inc.
Notes to Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 1993
and Six Months Ended June 30, 1994
(Unaudited)

The pro forma consolidated statements of operations represents the operating results for Shared Technologies Inc. (STI) and Access Telecommunication Group, L.P. referred to herein as Access, for the year ended December 31, 1993 and the six months ended June 30, 1994.

The pro forma consolidated statements of operations assume that the acquisition occurred at the beginning of the respective period. The pro forma adjustments are to increase amortization expense related to goodwill associated with this acquisition to increase depreciation expense related to the increase in the carrying value of furniture and equipment acquired such carrying value increase at $1,800,000 over an 8 year period taking 1/2 year in the first year. Additionally preferred stock dividends were adjusted to reflect the 8% coupon due on Series E preferred stock (4000,000 shares at $3.75/share).

The weighted average shares outstanding for the year ended December 31,1993 and the six months ended June 30, 1994 which was $6,667,000 (subject to adjustments) over a 15 year period, reflect the dilutive effect of the 1,062,000 shares of common stock sold to finance the cash required at closing for the acquisition and the dilutive effect of Series F Preferred Stock issued in connection with the acquisition.

                                                 6 of 7

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                                                    SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SHARED TECHNOLOGIES INC.



Date: January 19, 1995              By:   /s/ Vincent DiVincenzo
                                      Vincent DiVincenzo
                                      Senior Vice President-Finance
                                      and Administration, Treasurer,
                                      Chief Financial Officer




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